UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2005

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2005, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2005-BC5)

CWABS, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-125164	95-4596514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Filing of Certain Materials

In connection with the issuance by CWABS, Inc. of its Asset-Backed Certificates, Series 2005-BC5 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage loan guaranty insurance policy. The policy and exhibits are attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:
	Exhibit No.	Description
	99.1	XL Capital Assurance Inc. Financial Guaranty Insurance Policy (with exhibits) dated December 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWABS, INC.

By:	/s/ Ruben Avilez
Name:	Ruben Avilez
Title:	Vice President

Dated: January 23, 2006

EXHIBIT INDEX

Exhibits
99.1	XL Capital Assurance Inc. Financial Guaranty Insurance Policy (with exhibits) dated December 28, 2005